Income Taxes - Schedule of Reconciliation of U.S. Federal Statutory Income Tax Rate to Effective Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Federal statutory rate	21.00%	21.00%
Effect of:
State statutory rate, net of federal tax benefit	3.20%	3.00%
Foreign tax	0.30%	(2.60%)
Change in valuation allowance	(22.10%)	(16.20%)
Loss on Convertible Loan	(2.6)	(5.0)
Warrants	1.6
Other	(1.40%)	(0.30%)
Total	0.00%	(0.10%)